Supplement Dated December 19, 2016
To The Prospectus Dated April 25, 2016

JNL Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL Mellon Cap S&P® 24 Fund

On December 2, 2016, the Board of Managers (the "Board") of the JNL Variable Fund LLC (the "VF LLC") approved the proposed reorganization of the JNL Mellon Cap S&P® 24 Fund (the "JNL 24 Fund" or the "Acquired Fund") into the JNL/Mellon Capital JNL 5 Fund (the "JNL 5 Fund" or the "Acquiring Fund") (the "Reorganization"), each a series of the VF LLC.

The Reorganization is subject to approval by the shareholders of the JNL 24 Fund at a shareholders' meeting expected to be held on March 20, 2017.  If approved, it is expected that the Reorganization will be effective as of the close of business on April 21, 2017 (the "Closing Date").  No assurance can be given that the Reorganization will be approved.

Under the terms of the proposed Plan of Reorganization, the JNL 24 Fund's assets and liabilities would be transferred to the JNL 5 Fund in return for shares of the JNL 5 Fund having an aggregate net asset value equal to the JNL 24 Fund's net assets as of the valuation date. These JNL 5 Fund shares would be distributed pro rata to shareholders of the JNL 24 Fund in exchange for their fund shares. Current JNL 24 Fund shareholders would thus become shareholders of the JNL 5 Fund and receive shares of JNL 5 Fund with a total net asset value equal to that of their shares of the JNL 24 Fund at the time of the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.

The JNL 24 Fund and the JNL 5 Fund have similar investment objectives, but the Funds employ slightly different principal investment strategies in seeking to achieve those objectives.  The Funds also have substantially similar risk profiles.   A full description of the JNL 5 Fund and the terms of the Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the JNL 24 Fund on or about January 26, 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of JNL 5 Fund, nor is it a solicitation of any proxy.  For more information regarding JNL 5 Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and become effective) that contains important information about fees, expenses, and risk considerations, please contact us at prospectusrequest@jackson.com.  The combined proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the combined proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 19, 2016.